Jefferies LLC Member SIPC Warren Resources, Inc. Presentation to Bondholders March 2016 / Confidential Exhibit 99.1

Disclaimer
This
Opportunity
Overview,
or
presentation,
relates
to
an
opportunity
to
enter
into
a
transaction
with
Warren
Resources,
Inc.
(“Warren”
or
the
“Company”).
Neither
the
Company
nor
its
affiliates
nor
Jefferies
LLC
(“Jefferies”),
nor
any
subsidiaries,
affiliates,
officers,
directors,
shareholders,
employees,
consultants,
advisors,
agents
or
representatives
(collectively,
“Representatives”)
of
the
foregoing,
make
any
representation
or
warranty,
express
or
implied
at
law
or
in
equity,
in
connection
with
any
of
the
information
made
available
herein,
including,
but
not
limited
to,
the
past,
present,
or
future
value
of
the
anticipated
reserves,
expected
drilling
results,
cash
flows,
income,
costs,
expenses,
liabilities
and
profits,
if
any,
to
be
derived
from
the
opportunity
described
herein
(“Opportunity”).
Accordingly,
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person,
company
or
interested
party
will
rely
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own
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verification
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making
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in
connection
with
the
Opportunity
and
in
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event
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any
recipient
party
make
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claim
against
the
Company,
Jefferies
or
any
of
their
respective
Representatives
in
respect
of,
or
based
upon,
the
information
contained
herein.
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the
Company
nor
Jefferies,
nor
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respective
Representatives,
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recipient
party
or
its
respective
Representatives
as
a
result
of
receiving
and/or
evaluating
any
information
concerning
the
Opportunity
(including,
but
not
limited
to,
this
Opportunity
Overview).
With
respect
to
any
projection
or
forecast
contained
herein,
including,
but
not
limited
to,
the
past,
present,
or
future
value
of
the
anticipated
reserves,
expected
drilling
results,
cash
flows,
income,
costs,
expenses,
liabilities
and
profits,
if
any,
to
be
derived
from
the
Opportunity,
the
recipient
hereby
acknowledges
that
(i)
there
are
uncertainties
inherent
in
attempting
to
make
such
projections
and
forecasts,
(ii)
the
accuracy
and
correctness
of
any
such
projections
and
forecasts
may
be
affected
by
information
which
may
become
available
through
discovery
or
otherwise
after
the
date
of
such
projections
and
forecasts,
(iii)
the
underlying
assumptions
for
the
projections
or
forecasts
could
change,
(iv)
the
projections
and
forecasts
may
no
longer
be
accurate
as
a
result
of
any
of
(i)-(iii)
or
any
other
factor,
(v)
none
of
the
Company,
Jefferies
or
any
of
their
Representatives
has
an
obligation
to
update
any
such
projections
or
forecasts
and
(vi)
it
is
familiar
with
each
of
the
foregoing.
The
market
and
industry
data
contained
in
this
presentation
are
based
on
management's
own
estimates,
internal
company
research
surveys
and
studies
conducted
by
third
parties
and
industry
and
general
publications,
and
in
each
case,
are
believed
by
management
to
be
reasonable
estimates.
Jefferies
has
not
independently
verified
market
and
industry
data
from
third-party
sources.
This
data
is
subject
to
change
and
cannot
always
be
verified
with
complete
certainty
due
to
limits
on
the
availability
and
reliability
of
raw
data,
the
voluntary
nature
of
the
data
gathering
process
and
other
limitations
and
uncertainties
inherent
in
any
statistical
survey
of
market
or
industry
data.
As
a
result,
you
should
be
aware
that
market
and
industry
data
set
forth
herein,
and
estimates
and
beliefs
based
on
such
data,
may
not
be
reliable.
This
Opportunity
Overview
is
being
made
to
you
on
a
confidential
basis
in
accordance
with
the
terms
of
the
confidentiality
agreement
(the
“CA”)
entered
into
between
the
recipient
and
the
Company
on
or
about
the
date
the
recipient
was
provided
this
Opportunity
Overview.
This
Opportunity
Overview
and
the
information
contained
herein
may
only
be
used
by
the
recipient
as
provided
in
the
CA.
With
respect
to
the
Opportunity,
the
Company
reserves
the
right
to:
(1)
accept
any
proposal
at
any
time;
(2)
reject
any
and
all
proposals;
(3)
withdraw
the
solicitation
of
offers
for
the
Opportunity
or
modify
the
transaction
process
prior
to
the
execution
of
any
agreement;
or
(4)
after
execution
of
an
agreement,
withdraw
under
conditions
set
forth
in
said
agreement.
This
Opportunity
Overview
is
not,
and
nothing
contained
herein
should
be
construed
as,
an
offer
to
sell
or
a
solicitation
to
purchase
securities
that
may
in
the
future
be
offered
through
the
Opportunity.
Under
no
circumstances,
and
at
no
time,
should
any
interested
party
infer
or
consider
that
a
transaction
relating
to
the
Opportunity
or
the
Company
has
occurred,
or
will
occur,
until
an
agreement
with
the
Company
has
been
properly
executed.
i

Disclaimer (cont’d)
This
presentation
contains
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933
and
Section
21E
of
the
Securities
Exchange
Act
of
1934.
A
number
of
factors
may
cause
actual
results
to
differ
materially
from
the
projections,
anticipated
results
or
other
expectations
expressed
in
this
presentation.
Warren
believes
that
its
expectations
are
based
on
reasonable
assumptions.
No
assurance,
however,
can
be
given
that
such
expectations
will
prove
to
have
been
correct.
Some
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements,
include,
but
are
not
limited
to:
the
market
prices
of
oil
and
gas
and
hedging
activities
undertaken
in
relation
thereto;
financial
market
conditions
and
the
availability
of
liquidity;
lenders
willingness
to
waive
or
amend
financial
covenants
applicable
to
us;
delisting
of
our
stock;
changes
in
expected
levels
of
oil
and
gas
reserve
estimates
and
production
estimates;
the
inability
to
drill
wells
on
a
substantial
portion
of
our
acreage
due
to
insufficient
capital,
market
conditions
or
other
factors;
the
timing
and
results
of
drilling
and
other
development
activities;
any
inability
to
hold
substantial
leases;
governmental
and
environmental
regulations
and
permitting
requirements
and
delays;
the
availability
of
capital
and
credit
market
conditions;
unsuccessful
exploratory
activities;
unexpected
cost
increases;
delays
in
completing
production,
treatment
and
transportation
facilities;
the
availability
and
cost
of
obtaining
equipment
and
technical
personnel;
operating
hazards;
risks
associated
with
the
availability
of
acceptable
transportation
arrangements;
unanticipated
operational
problems;
potential
liability
for
remedial
actions
under
existing
or
future
environmental
regulations;
changes
in
tax,
environmental
and
other
laws
applicable
to
our
business
as
well
as
general
domestic
and
international
economic
and
political
conditions;
concentration
of
customers;
inability
to
replace
reserves
as
they
are
produced;
climate
change;
computer
security
breaches;
and
factors
that
may
affect
our
common
stock
including
the
numbers
of
shares
subject
to
registration
rights;
stock
price
volatility;
anti-takeover
measures
in
our
organizational
documents;
and
any
failure
to
make
appropriate
assumptions
or
estimates
in
the
preparation
of
our
financial
statements
or
to
maintain
adequate
internal
control
over
financial
reporting.
All
forward-looking
statements
are
made
only
as
of
the
date
hereof
and,
unless
legally
required,
the
Company
undertakes
no
obligation
to
update
any
such
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Further
information
on
risks
and
uncertainties
that
may
affect
Warren’s
operations
and
financial
performance,
and
the
forward-
looking
statements
made
herein,
is
available
in
the
Company’s
filings
with
the
Securities
and
Exchange
Commission,
including
its
Annual
Report
on
Form
10-
K
under
the
headings
“Risk
Factors”
and
“Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations”
and
in
other
public
filings,
press
releases
and
presentations.
ii

Table of Contents Overview of Warren Resources 1 Review of Unencumbered Assets 11 iii

Overview of Warren Resources 1

Asset Overview
Area
Net
Acreage
Q4 2015 Net
Production
(MMcfe/d)
Proved
Reserves
(Bcfe)
(1)
California
2,460
16
80
Wyoming
70,631
13
65
Pennsylvania
5,289
63
95
Other
2,167
1
1
Total
80,547
93
241
(1)
Net proved reserves and proved PV-10 as of 12/31/15 assuming SEC pricing of $42.81 / Bbl and $1.74 / Mcf.
(2)
“Shut-in” is defined as being one of the following: (1) idle, (2) drilled but not completed or (3) plugged back and suspended.
(3)
“Shut-in” also includes wells that are (1) idle, (2) TA’d, (3) down or (4) monitoring.
Key Points
2016 decline rate ±20% oil and gas without new capital
Extensive RTP wells in inventory
2015 production ratio: 83% natural gas, 17% oil
Total Proved PV-10: $96 MM
(1)
Pennsylvania Properties
“Core-of-the-core” Marcellus
100% of asset is held by production
34 PDP wells with an average lateral length of ~4,360 feet
31 Lower Marcellus producers
3 Upper Marcellus producers
Identified 26 additional locations in the Lower Marcellus and 48 additional locations in the
Upper Marcellus
Early data indicates Upper Marcellus OGIP is 75% of Lower Marcellus
Pad and pipeline infrastructure in place
Wyoming Properties
Commercial CBM production from the Mesaverde
coals in the Washakie Basin
138 producing wells and 124 shut-in wells
(3)
140 gross identified potential CBM drilling and recompletion locations
Deep formations include: Browning, Shannon, Niobrara, Frontier, Dakota, Phosphoria, and
Tensleep
Operators are currently testing various deep formations offsetting WRES acreage position
Considering JV with strategic partners to develop the deep zones of interest
California Properties
Wilmington Field in the Los Angeles Basin
3
largest oilfield in the U.S.
Waterflood
oil recovery allows for high recovery factors of the estimated 797 MMBbls original in place
100% of asset is held by production
180 producing wells (140 WTU and 40 NWU, 127 producers and 53 injectors) and 193 shut-
in wells (96 WTU and 97 NWU, 147 producers and 46 injectors)
(2)
140 gross identified drilling locations
Horizontal / sinusoidal development to drill highly targeted wells in five stacked pay zones
Dry-gas plays
Oil plays
2
rd

NSAI Year-End Reserve Report Summary
Key Points
Based on NSAI’s year-end reserve
report of Warren’s assets
Warren has proved PV-10 of $96
MM
Warren has 241 Bcfe of proved
reserves (80% PD, 68% gas)
SEC pricing: $42.81 / Bbl oil pricing
and $1.74 / Mcf gas pricing
Reserve Summary
1P Reserves by Area: 241 Bcfe
1P Reserves by Reserve Category: 241
Bcfe
($Millions, unless otherwise noted)
SEC Pricing
3
145
49
47
PDP
PDNP
PUD
80
95
65
CA
PA
WY
NM & TX
1
Oil
Gas
Total
PV-10
(MMBbls)
(Bcf)
(Bcfe)
($MM)
PDP
6
110
145
60
$
PDNP
1
43
49
26
PUD
6
11
47
11
Total Proved
13
164
241
96
$

2016 Guidance
Key Points
Warren estimates that 2016 oil and gas
production will decline by approximately
18% and 20%, respectively for both Plans
A and B
–
These forecasted decreases reflect
Warren’s assumption that it will expend
no new drilling capital on any of the
properties in 2016
–
However, Warren plans to maintain
investments in all properties and areas
for all appropriate safety related
measures, and it plans to continue
work-over programs
As a result of decreased production and
ongoing negotiations with vendors and
pipeline operators, Warren anticipates
that LOE, field gathering and
transportation fees and taxes will decline
by $13.7 million, or 28%, in 2016
Warren also forecasts net cash G&A to
decline by 27% in 2016
The only capital expenditures currently
included in Warren’s 2016 plan are for
facility and pipeline work in California
($Millions, unless otherwise noted)
4
980
803
Oil (MBbls)
28
34
22
27
Gas (Bcf)
Total (Bcfe)
2015
2016
Production Guidance
$89.4
$49.6
$15.5
$57.2
$35.9
$11.4
$57.2
$35.9
$11.4
Total Revenue
LOE, Gathering Fees & Taxes
Net Cash G&A
2015 Actual
2016 Forecast -
Plan B
2016 Forecast -
Plan A
Financial Guidance

Business Plan Overview
Warren Forward Business Plan –
March 18, 2016
Business Case
Scenarios
Overview
Plan A
Plan A would follow the NSAI reserve report investment scenario which would require additional capital by mid-
2017
Such plan, at current forecast prices is not sustainable without additional capital on an annual basis and the
Company would run out of cash by mid-2017 under this plan
Due to the ongoing debt load of the Company, it will be difficult under this plan to either acquire additional properties or merge with another operator
Plan A attempts to preserve option value for a more favorable commodity price environment
Plan B
Plan B would assume that by year end 2016 the California and Wyoming properties are sold for approximately
$145.0 mm in the aggregate
Cash would be used to pay down the restructured first lien debt and at the same time the second lien debt is assumed to convert to equity
The Company could approach 2017 with no debt, assets focused in the Marcellus that have minimal environmental or other long term liabilities
The Company could add other properties or companies through conventional debt or equity issuances or be merged into another operator
Overview
Warren has constructed two business case scenarios for the post-reorganized company, Plan A and a Plan B, to be presented to current stakeholders
Both plans would require a centralized management team with production offices in California, Wyoming and Pennsylvania.  The centralized management
team
would
consist
of
the
CEO
(Watt),
CFO
(Smith),
SR.
VP
of
Operations
(Open),
SR
VP
of
Engineering
and
Acquisitions
(Waite),
SR
VP of Land (Collins) and a  VP of Administration and Human Resources (Open)
Although the reserve report included in Plan A assumed a significant drilling program in commencing in 2017, Warren doesn’t believe it’s a realistic plan.  Warren believes minimal drilling will be conducted in the next couple of years and most activity will revolve around accretive acquisitions
5

Projected Cash Flows
Summary of Projected Cash Flows
Note: NYMEX pricing as of February 26, 2016.
Source: Company Management.
Forward
Business
Plan
–
Plan
A
($Millions, unless otherwise noted)
6
Q1 2016
Q2 2016
Q3 2016
Q4 2016
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Free Cash Flow Summary
Production:
Oil (Bbls)
211,184
203,427
196,290
191,689
802,590
770,712
822,421
906,148
999,966
Natural Gas (Mcf)
6,287,061
5,750,074
5,334,726
4,991,308
22,363,169
25,379,802
30,372,614
34,611,850
28,219,412
Realized Pricing:
Oil (per barrel)
26.07
$
28.87
$
31.39
$
32.75
$
29.77
$
34.76
$
36.65
$
37.90
$
38.89
$
Natural Gas (per Mcf)
1.26
$
1.18
$
1.30
$
1.42
$
1.29
$
1.57
$
1.61
$
1.64
$
1.71
$
EBITDAX
8.1
$
5.5
$
5.4
$
6.8
$
25.7
$
24.1
$
34.4
$
43.8
$
40.6
$
Capex
(2.5)
-
-
(0.1)
(2.6)
(81.9)
(85.0)
(62.7)
(23.8)
Asset Sale Proceeds
-
-
-
-
-
-
-
-
-
Change in Working Capital:
4.1
$
1.2
$
2.2
$
1.9
$
9.4
$
8.6
$
3.7
$
0.7
$
(2.2)
$
Unlevered Free Cash
Flow
9.8
$
6.6
$
7.6
$
8.5
$
32.5
$
(49.2)
$
(46.9)
$
(18.3)
$
14.6
$

Projected Cash Flows
Summary of Projected Cash Flows
Forward
Business
Plan
–
Plan
B
Note: NYMEX pricing as of February 26, 2016.
Source: Company Management.
($Millions, unless otherwise noted)
7
Q1 2016
Q2 2016
Q3 2016
Q4 2016
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Free Cash Flow Summary
Production:
Oil (Bbls)
211,184
203,427
196,290
191,689
802,590
139
101
75
59
Natural Gas (Mcf)
6,287,061
5,750,074
5,334,726
4,991,308
22,363,169
20,121,711
24,138,672
27,623,520
20,578,284
Realized Pricing:
Oil (per barrel)
26.07
$
28.87
$
31.39
$
32.75
$
29.77
$
34.76
$
36.65
$
37.90
$
38.89
$
Natural Gas (per Mcf)
1.26
$
1.18
$
1.30
$
1.42
$
1.29
$
1.57
$
1.61
$
1.64
$
1.71
$
EBITDAX
8.1
$
5.5
$
5.4
$
6.8
$
25.7
$
7.0
$
13.0
$
18.1
$
10.5
$
Capex
(2.5)
-
-
(0.1)
(2.6)
(33.9)
(52.3)
(30.2)
-
Asset Sale Proceeds
-
-
-
145.0
145.0
-
-
-
-
Change in Working Capital:
4.1
$
1.2
$
2.2
$
1.9
$
9.4
$
3.5
$
4.7
$
0.5
$
(2.0)
$
Unlevered Free Cash Flow
9.8
$
6.6
$
7.6
$
153.5
$
177.5
$
(23.4)
$
(34.6)
$
(11.6)
$
8.4
$

Preliminary Cost-Saving Initiatives
Initiative
Commentary
1
Salary Reductions
Salary run rate 12/31/15:
$9.1 mm annually
Salary run rate 04/01/16:
$7.7 mm annually
Projected run rate 09/01/16:
$7.0 mm annually
Total Reduction: ±
$2.7mm / year with benefits
Close NYC Office 03/31/16
Close New Mexico Office 11/01/15
Streamline organization to ±
65 people
±
41 of the ±
65 field personal mostly billed out or capitalized
2
G&A Reduction
$500k insurance
$500k legal and $500k other
$200k sublet excess office space
Total Potential Reduction: $4.4 mm / year
D&A Amount and Rate Excessive
Legal fees for ongoing entity to be much lower
New York Office: $35,000/month sublease
Long Beach Office: $10,000/month sublease
$4.1 mm assumed reductions from 2015 in 2016 plan
3
LOE & Taxes
$5.0 mm / year UGI
renegotiation
$1.0 mm / year Compression Fee Reduction
$1.5 mm / year California Transportation fee
$1.0 mm / year taxes
$2.5 mm / year D&A
$1.0 mm / year deferred projects
Total Potential Reduction: $12.0 mm
Requested 2 year 50% reduction of $1.2mm / month
transportation fees on gross basis
In discussion with Energy Transfer
Phillips granted $1.20 / BO from $4.20 / BO previously
Seeking additional concessions of $1.0/BD
Reduced severance and ad valorem due to pricing
No D&A in California for property sales and defer other D&A
where possible
Only complete essential projects
$10.9 mm assumed from 2015 in 2016 plan
8

Health, Safety and Environmental Record
Company Wide
–
Zero lost time incidents (LTI) for 2015
California
–
Zero reportable spills for 2015
–
Notice of Violation (NOV) free for TTM
–
Compliant with both Federal OSHA and Cal/OSHA standards
Wyoming
–
No major spills throughout 2015
–
Detailed safety program in place since purchase of asset from previous owner
–
Continued stewardship and partnership with the Bureau of Land Management (BLM)
–
Operational deferrals due to strength of relationship with the BLM
Pennsylvania
–
Zero violations received by PA Department of Environmental Protection (DEP) in the last 12 months
–
Leading regional standards for Stormwater Waste Management
–
Closing location permits in order to maximize pad restoration while maintaining production levels
–
Outperforming industry standards in conjunction with largest lease owner, Proctor & Gamble
9

Management Overview
Previously served as President, CEO and Director of Dune Energy, Chairman and CEO of Maverick Oil & Gas,
Chairman and CEO of Remington Oil and Gas, VP –
Exploration of Seagull E&P and VP –
Exploration and
Exploitation of Nerco
Oil and Gas
Currently serves on the Board of Directors of Bonanza Creek Energy, where he is Chairman, and Helix Energy
Solutions
James Watt
President & CEO
Previously served as VP and CAO of Dune Energy
Also held roles as Operation Manager of Southwest Wholesale, Special Projects Coordinator and Accounting
Consultant of Citation Oil & Gas, Accounting Consultant of Black Stone Oil Company and Audit Manager of Arthur
Young & Company
John Powers
Vice President –
Accounting
Previously spent five years at Citrus, overseeing drilling and completion of all of Citrus’ 30 producing wells
Integral part of corporate strategy team at Citrus and was responsible for financial planning, engineering, geology and geophysical, business development, and interfacing with Citrus’ reserve engineering firm in addition to his role on the corporate strategy team
Zach Waite
Vice President –
Operations &
Business
Development
Over 33 years of oil & gas experience
During his time at Citrus, was responsible for Citrus’ land department and all land functions
Previously served as co-owner and Vice President of Dallas Operating Corp and as President of Corral Energy
Resources
Dan Collins
Vice President –
Land
Over 40 years of oil & gas experience
Served as SVP and CFO of Dune Energy, President and CFO of Sonoran Energy and SVP –
Finance and Corporate
Secretary of Remington Oil and Gas
Held positions of increasing responsibility in the energy banking departments of the Bank of Texas, First National
Bank of Boston and other major, publicly-traded U.S. financial institutions
Frank Smith, Jr.
Senior Vice President &
CFO
10

Review of Unencumbered Assets 11

Review of Unencumbered Assets
Asset
Commentary
Assets of and equity interests in Warren
Energy Services, LLC
Includes midstream assets in Wyoming, which comprise compression and dehydration facilities and 59 miles of (6” and 8” steel) pipeline
Assets of Warren Development Corp.
Inactive; formed to facilitate certain joint ventures which were never consummated. No material assets
Note that the Perfection Certificate delivered in connection with the First Lien Credit Agreement lists this subsidiary as having a deposit account with JPMorgan Chase Bank as of May 22, 2015
Assets of Warren Drilling Corp.
Inactive; no material assets
Assets of Warren Management Corp.
Inactive; no material assets formed to facilitate certain transactions that were never consummated
Warren Marcellus’s JPMorgan Chase
Bank deposit account, account number
622696115
Warren E&P executed the applicable control agreement
Perfection certificate says account actually owned by Warren Marcellus
The perfection issue would only be to the extent the assets in such deposit account are not proceeds that are properly perfected under 9-315(c) and (d) of the NY UCC
Leroy Pine Prospect oil and gas leases or
wells owned by Warren California, Inc. and
located in Santa Barbara County, CA
No known, current oil production from such wells
Certain surface fee lots owned by Warren
Resources of California, Inc.
Potential reclamation liabilities exceed the value of the lots
Assets of Warren Operating, LLC
N/A
Office leases in California, New York,
Colorado, and Pennsylvania
N/A
Certain fractional non-operated oil and gas
interests (producing and non-producing) of
Warren E&P located in East Texas, New
Mexico, Colorado, North Dakota
N/A
12

APPENDIX A

EBITDAX

We define “EBITDAX” as net income (loss) plus (i) interest expense, (ii) depletion, depreciation and amortization, (iii) amortization of deferred financing costs, (iv) share-based compensation, (v) accretion of debt discounts, (vi) gain on derivative liability and (vii) other non-cash items, less (viii) interest income. The following tables present a reconciliation of EBITDAX to net income (loss) for each of the plans and periods indicated:

PLAN A

	Three Months Ended				Year Ended December 31,
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	2016	2017	2018	2019	2020
	(in thousands)
Net income (loss)	$(11,619)	$(12,561)	$(9,051)	$(6,973)	$(40,204)	$(43,419)	$(43,036)	$(39,381)	$(31,815)
Interest expense	10,898	9,250	5,863	5,970	31,981	24,923	26,614	28,529	30,720
Depletion, depreciation & amortization	9,150	8,444	7,889	7,439	32,922	38,124	46,579	50,785	38,166
Amortization of deferred financing costs	614	667	797	758	2,837	2,677	2,188	1,788	1,462
Share-based compensation	454	454	454	454	1,816	1,816	1,816	1,816	1,816
Accretion of debt discounts	53	53	53	53	212	214	214	214	214
Gain on derivative liability	(1,420)	(849)	(638)	(857)	(3,764)	—	—	—	—
Other non-cash items	120	120	120	120	480	—	—	—	—

	$8,250	$5,578	$5,487	$6,964	$26,280	$24,336	$34,376	$43,752	$40,563
Interest income	(124)	(124)	(124)	(165)	(537)	(276)	—	—	—

EBITDAX	$8,126	$5,454	$5,363	$6,799	$25,743	$24,060	$34,376	$43,752	$40,563

PLAN B

	Three Months Ended				Year Ended December 31,
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	2016	2017	2018	2019	2020
	(in millions)
Net income (loss)	$(11,639)	$(12,581)	$(9,071)	$(6,993)	$(40,283)	$(9,725)	$(8,519)	$(5,337)	$(5,571)
Interest expense	10,898	9,250	5,863	5,966	31,979	—	—	—	—
Depletion, depreciation & amortization	9,150	8,444	7,889	7,439	32,922	12,824	17,622	19,579	12,538
Amortization of deferred financing costs	614	667	797	758	2,837	2,677	2,188	1,789	1,462
Share-based compensation	454	454	454	454	1,816	1,816	1,816	1,816	1,816
Accretion of debt discounts	53	53	53	53	214	214	214	214	214
Gain on derivative liability	(1,420)	(849)	(638)	(857)	(3,764)	—	—	—	—
Other non-cash items	140	140	140	140	560	—	—	—	—

	$8,250	$5,579	$5,487	$6,965	$26,281	$7,807	$13,322	$18,061	$10,459
Interest income	(124)	(124)	(124)	(166)	(538)	(810)	(368)	—	—

EBITDAX	$8,126	$5,454	$5,363	$6,799	$25,723	$6,998	$12,954	$18,061	$10,459